Exhibit 10.qqq

SERVICE AGREEMENT NO. 79860

CONTROL NO.        2004-04-13-0005

FTS2 SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 3rd day of September, 2004 by and between:

Columbia Gas Transmission Corporation

(“Transporter”)

AND

Roanoke Gas Company

(“Shipper”)

WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive the service in accordance with the provisions of the effective FTS2 Rate Schedule and applicable General Terms and Conditions of Transporter’s FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284. 223 of Subpart G of the Commission’s regulations. Shipper warrants that service hereunder is being provided on behalf of Shipper.

Section 2. Term. Service under this Agreement shall commence as of November 1, 2004 , and shall continue in full force and effect until October 31, 2014 . Shipper and Transporter agree to avail themselves of the Commission’s pre-granted abandonment authority upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission’s Regulations and Transporter’s Tariff.

Section 3. Rates. Shipper shall pay Transporter the charges and furnish the Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter’s maximum rate, but not less than Transporter’s minimum rate. Such discounted rate may apply to: a) specified quantities (contract demand or commodity quantities); b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; c) quantities during specified time periods; d) quantities at specified points, locations, or other defined geographical areas; and e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported).

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention: Manager - Customer Services and notices to Shipper shall be addressed to it at:

Roanoke Gas Company

P.O. Box 13007

Roanoke, VA 24030

ATTN: John Williamson

SERVICE AGREEMENT NO. 79860

CONTROL NO.        2004-04-13-0005

FTS1 SERVICE AGREEMENT

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: FTS2 40432.

Roanoke Gas Company

By:	s: John B. Williamson
Name:	John B. Williamson
Title:	President & CEO
Date:	09/03/04

Columbia Gas Transmission Corporation

By:	s: T. N. Brasselle
Name:	T. N. Brasselle
Title:	MGR Customer Services
Date:	September 13, 2004

Revision No.

Control No.	2004-04-13-0005

Appendix A to Service Agreement No. 79860

Under Rate Schedule	FTS2
Between (Transporter)	Columbia Gas Transmission Corporation
and (Shipper)	Roanoke Gas Company

The Master list of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.

☐ Yes ☒ No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Unbinding Reduction Option pursuant to Section 34 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

☐ Yes ☒ No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

☐ Yes ☒ No (Check applicable blank) All gas shall be delivered at existing points of interconnection within the Maximum Daily Quantity, as applicable, set forth in Transporter’s currently effective Rate Schedule FTS1 Appendix A, Revision No. 0 with Shipper, which for such points set forth are incorporated by reference.

CANCELLATION OF PREVIOUS APPENDIX A

Service changes pursuant to this Appendix A, Revision No. 0 shall commence as of November 1, 2004. This Appendix A, Revision No. 0 shall cancel and supersede the previous Appendix A, Revision No. N/A to the Service Agreement dated N/A. With the exception of this Appendix A, Revision No. 0, all other terms and conditions of said Service Agreement shall remain in full force and effect.

Roanoke Gas Company

By:	s: John B. Williamson
Name:	John B. Williamson
Title:	President & CEO
Date:	09/03/04

Columbia Gas Transmission Corporation

By:	s: T. N. Brasselle
Name:	T. N. Brasselle
Title:	MGR Customer Services
Date:	September 13, 2004

Revision No.

Control No.	2004-04-13-0005

Appendix A to Processing Service Agreement No. 79860

Under Rate Schedule	FTS2
Between (Transporter)	Columbia Gulf Transmission Company
and (Shipper)	Roanoke Gas Company

Transportation Demand 13,998 Dth/Day

Primary Receipt Points

Measuring Point No.	Foot - note	Measuring Point Name	Maximum Daily Quantity (Dth/Day)
4046		CASTEX-LAKE ARTHUR	3,998
433		CGT-EGAN A	6,250
646		APACHE-LAKE BOUDREU	750
701		SANTA FE-LAKE ARTHUR	3,000

Revision No.

Control No.	2004-04-13-0005

Appendix A to Processing Service Agreement No. 79860

Under Rate Schedule	FTS2
Between (Transporter)	Columbia Gulf Transmission Company
and (Shipper)	Roanoke Gas Company

Primary Receipt Points

Measuring Point No.	Foot - note	Measuring Point Name	Maximum Daily Quantity (Dth/Day)
2700010		CGT-RAYNE	13,998